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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 28, 2003

                                 ANADIGICS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-25662             22-2582106
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(State or other jurisdiction     (Commission File      (I.R.S. Employer
of incorporation)                Number)               Identification No.)


35 Technology Drive
Warren, New Jersey                                            07059
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(Address of principal executive offices)                    (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code
                                      None


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         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 Press Release issued by ANADIGICS, Inc. dated July 28, 2003.

Item 12. Results of Operations and Financial Condition

On July 28, 2003, ANADIGICS, Inc. issued a press release announcing its financial results for the second quarter 2003. A copy of the press release is furnished as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ANADIGICS, INC.

Date: July 29, 2003


                               By:  /s/ Thomas C. Shields
                                    ----------------------------------
                                    Name:  Thomas C. Shields
                                    Title:  Chief Financial Officer


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                                  EXHIBIT INDEX
Number         Description
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99.1           Press Release issued by ANADIGICS, Inc. dated July 28, 2003




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